T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund–Advisor Class

Supplement to Prospectus dated May 1, 2012

In section 1, the portfolio manager table under “Management” for the Emerging Markets Local Currency Bond Fund is supplemented as follows:

Effective November 1, 2012, Andrew J. Keirle will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

In section 3, the paragraph under “Portfolio Management” relating to the Investment Advisory Committee for the Emerging Markets Local Currency Bond Fund is supplemented as follows:

Effective November 1, 2012, Andrew J. Keirle will become sole chairman of the fund’s Investment Advisory Committee. Christopher J. Rothery will no longer serve as co-chairman but will remain a member of the committee.

The date of this supplement is November 1, 2012.

C02-041 11/1/12